                                                                      EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Michael R. Milversted and Karen
M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Inc., for the fiscal year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of March 31, 1994

/s/         ROGER S. BERLIND                /s/         STEPHEN BIER
- ----------------------------------------    ----------------------------------------
Roger S. Berlind                            Stephen Bier
Director                                    Principal Accounting Officer

/s/         DAVID CULVER                       /s/        RICHARD S. FULD, JR.
- ----------------------------------------    ----------------------------------------
David Culver                                Richard S. Fuld, Jr.
Director                                    Chief Executive Officer,
                                            President and Director

/s/          KATSUMI FUNAKI                 /s/       RICHARD M. FURLAUD
- ----------------------------------------    ----------------------------------------
Katsumi Funaki                              Richard M. Furlaud
Director                                    Director

/s/           HARVEY GOLUB
- ----------------------------------------    ----------------------------------------
Harvey Golub                                Yutaka Hashimoto
Director                                    Director

/s/       SHERMAN R. LEWIS, JR.             /s/           ROBERT MATZA
- ----------------------------------------    ----------------------------------------
Sherman R. Lewis, Jr.                       Robert Matza
Director                                    Chief Financial Officer

                                            /s/          ROGER S. PENSKE
- ----------------------------------------    ----------------------------------------
Dina Merrill                                Roger S. Penske
Director                                    Director


                         /s/     MALCOLM WILSON
                         ------------------------------
                                 Malcolm Wilson
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Michael R. Milversted and Karen
M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Holdings Inc., for the fiscal year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Dated: As of March 31, 1994

                                                    MASATAKA SHIMASAKI
                                                    Masataka Shimasaki
                                                         Director